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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2000

                           FRIEDE GOLDMAN HALTER, INC.
             (Exact name of registrant as specified in its charter)


          Mississippi                  0-22595               64-0900067
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)        Identification No.)


                          13085 Industrial Seaway Road
                           Gulfport, Mississippi 39503
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (228) 896-0029
                         (Registrant's telephone number,
                              including area code)
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Item 5. Other Events

         On January 12, 2000, the Company issued a press release (the "Press Release") announcing that it was taking certain steps to minimize the financial and operational impact of problems resulting from four rig construction contracts with two customers and plans to aggressively evaluate all non-strategic assets and operations for divestiture opportunities.

         The Company also announced that Vice Chairman, President and Chief Operating Officer, John Dane III, has resigned his management positions with the Company and that J.L. Holloway will assume the additional title of President of the Company.

         For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.


Item 7. Financial Statements and Exhibits

         ( c )

         Exhibit 99.1  Press Release of Registrant dated January 12, 2000
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FRIEDE GOLDMAN HALTER, INC.


Date: January 12, 2000

                                     By: /s/Rick S. Rees
                                         --------------------------------------
                                         Rick S. Rees
                                         Executive Vice President and
                                          Chief Financial Officer
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                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

      *99.1             Press Release of Registrant dated January 12, 2000

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* Filed herewith.